Exhibit 10.13

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of March 2, 2015 ("Security Agreement") made by Select-TV USA Holdings, Inc., a Nevada corporation, located at 2360 Corporate Circle Ste 400, Henderson, NV 89074-7739 ("Borrower"), to and in favor of JIFM HOLDINGS, LLC, a New York limited liability company, located at 315 Oser Avenue, Suite 2, Hauppauge, NY 117788 (the "Lender") to secure the obligations of Borrower under that certain promissory note in the original principal amount of $200,000 dated as of the date hereof (as the same may be amended, supplemented, waived or otherwise modified from time to time (the "Note").

In consideration of the Lender providing credit under the Note to Borrower, Borrower hereby agrees as follows:

Section 1. Definitions. As used in this Security Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

"Borrower" has the meaning specified in the preamble.

"Collateral" has the meaning specified in "Grant of Security Interest".

"Contracts" means each contract, agreement, instrument, and indenture sold, assigned or transferred to Borrower as part of the Purchased Assets (defined below) and/or arising as proceeds and/or products thereof, to which Borrower is a party or under which Borrower has any right, title and interest or to which Borrower or its property is subject.

"Lender" has the meaning specified in the preamble. "Loan Documents" has the meaning specified in the Note. "Note" has the meaning specified in the preamble.

"Purchased Assets" has the meaning specified in the Asset Purchase Agreement dated February 19, 2015 between Borrower (as "Buyer" therein) and Lender (as "Seller" therein), a summary thereof being annexed hereto (as Schedule I-SA) in the form of a copy of Schedule Ito the Bill of Sale issued by Seller to Buyer as provided by and subject to such Asset Purchase Agreement.

"Secured Obligations" means any and all present and future liabilities and obligations of Borrower to Lender under or pursuant to the Note or any of the other Loan Documents entered into with Lender in connection with the Note, including this Security Agreement, together with all reasonable, out-of-pocket fees and expenses incurred in collecting any or all of the items specified in this definition or enforcing any rights under any of the documents executed in connection with any such liabilities and obligations (including all reasonable fees and expenses of Lender's counsel and reasonable, out-of-pocket fees, costs or expenses which may be paid or incurred by Lender in collecting any such items or enforcing any such rights).

"Security Agreement" means this Security Agreement.

"UCC" means the Uniform Commercial Code of the State of New York, except to the extent that the validity or perfection of the security interest under this Security Agreement, or remedies under this Security Agreement, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York, then "UCC" shall be deemed to refer to the Uniform Commercial Code of such other jurisdiction.

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All terms defined in the UCC that are used in this Security Agreement have the meaning specified in the UCC. Unless otherwise specified in this Security Agreement, terms defined in the Note will have the same meaning specified in the Note when used in this Security Agreement.

Section 2. Rules of Interpretation. When used in this Security Agreement: (1) "or" is not exclusive, (2) a reference to a law includes any amendment or modification to such law, and a reference to an agreement, instrument or document includes any amendment or modification of such agreement, instrument or document.

Section 3. Grant of Security Interest. Borrower hereby grants to Lender a continuing security interest in and lien on all right, title and interest of Borrower in and to all assets and properties of Borrower in whole or in part comprised of the Purchased Assets, its proceeds and products, (for purposes of this Security Agreement, called the "Collateral"), including to the extent they/it include(s) and/or forms a part of such Purchased Assets, their proceeds and products (and if commingled with or inseparable from the following items, then extending to the entirety thereof), each of the following items in which Borrower has any right, title or interest, whether now owned or hereafter acquired, created or existing: (1) all Accounts, (2) all Chattel Paper (whether tangible or electronic), (3) all Deposit Accounts, (4) all Documents, (5) all General Intangibles (including Payment Intangibles and Software), (6) all Goods (including Inventory, Equipment, Fixtures and Accessions), (7) all Instruments (including promissory notes), (8) all Investment Property, (9) all Letter-of-Credit Rights, (10) all Letters of Credit, (11) all Money, (12) all Supporting Obligations, (13) all other assets of Borrower, and (14) all proceeds and products of the foregoing.

Section 4. Security for Secured Obligations. The Collateral secures the prompt and complete payment when due of all Secured Obligations.

Section 5. Filing of Financing Statement. Borrower hereby authorizes Lender, his counsel or his representative, at any time and from time to time, to file financing statements and amendments covering the Collateral in such jurisdictions as Lender may deem necessary or desirable to perfect the security interests granted by Borrower under this Security Agreement, provided that prior to the filing thereof, Lender shall obtain Borrower's approval of the form of such financing statements and amendments, which approval will not be unreasonably withheld or delayed.

Section 6. Actions to Perfect Security Interest. Borrower agrees that from time to time, it will promptly execute and deliver all instruments and documents, and take all act ions, that may be necessary or desirable, or that Lender may reasonably request, for the attachment, perfection and maintenance of the priority of, the security interest of Lender in any and all of the Collateral or to enable Lender to exercise and enforce any and all of his rights, powers and remedies under this Security Agreement with respect to any and all of the Collateral.

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Section 7. Continued Perfection of Security Interest. Unless Borrower has provided Lender with thirty (30) days prior written notice of its intention to do any of the following and prior to taking such proposed action Borrower has executed and delivered all such additional document and performed all additional acts as Lender may reasonably request, in his reasonable discretion, to continue or maintain the existence and priority of the security interest of Lender in the Collateral and subject to the other provisions of this Security Agreement, Borrower shall not: (1) change its name, (2) change its jurisdiction of incorporation, or (3) change the location where the books and records related to the Collateral are maintained.

Section 8. Representations and Warranties. At the time of execution of this Security Agreement, Borrower represents and warrants to Lender as follows:

(1)     Name of Borrower. The exact legal name of Borrower is the name specified in the preamble to this Security Agreement. The Borrower has not been known by any other name during the five (5) years prior to the date of this Security Agreement.

(2)     Location of Borrower. Borrower is organized under the laws of the State of Nevada. All of the assets used in the operation of its business are in the possession of, and under the control of, Borrower and none of the assets used by Borrower in the conduct of its business are held by any third party except that substantially all of the Inventory and Equipment is held in public warehouses and on premises of hotel customers.

(3)     Location for Filing of Financing Statement. With respect to any item of Collateral in which a security interest can be perfected by the filing of a UCC financing statement, the filing of such a statement with the Secretary of State of the State of Nevada will perfect the security interest of Lender in such Collateral.

(4)     Formation, Good Standing, Power and Due Qualification. Borrower (a) is a corporation, duly incorporated, validly existing, and in good standing under the laws of the State of Nevada, (b) has the corporate power and authority to own its assets and to transact the business in which it now engages or proposes to engage in, and (c) is duly qualified as a foreign corporation, and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of Borrower or the Collateral (a "Material Adverse Effect"), is in good standing under the laws of each other jurisdiction in which such qualification is required.

(5)     Authority. The execution, delivery and performance by Borrower of this Security Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, and do not (a) require any consent or approval of its stockholders which has not been obtained, or (b) contravene its charter or bylaws.

(6)     No Contravention. The execution, delivery and performance by Borrower of this Security Agreement do not (a) violate any provision of any law, order, writ, judgment, injunction, decree, determination, or award presently in effect applicable to Borrower, (b) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which Borrower's properties may be bound or affected, or (c) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by Borrower except for the lien created under this Security Agreement, which in any case is reasonably likely to result in a Material Adverse Effect.

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(7)     Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by Borrower of this Security Agreement, except for the filing of financing statements under the UCC.

(8)     Legally Enforceable Security Agreement. This Security Agreement is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance and other laws applicable to the rights of creditors generally and by general equitable principles.

(9)     No Restrictions on Collateral. None of the Collateral is subject to a restriction that prohibits, restricts or limits the grant of a security interest in such Collateral pursuant to this Security Agreement, the perfection of the security interest granted by this Security Agreement (including the priority of such security interest) or the exercise by Lender of his rights, remedies and powers under this Security Agreement or otherwise.

(10)   Security Interest and Claims. This Security Agreement creates a valid security interest in the Collateral. The security interest of Lender in the Collateral is a first priority security interest in the Collateral. Borrower owns the Collateral free and clear of any security interest or other liens or encumbrances except for the security interest created by this Security Agreement.

(11)   Acquisition in Ordinary Course of Business. All of the Collateral, including all Equipment and all Inventory, was acquired in the ordinary course of business.

(12)   Compliance with Law. All of the Collateral was acquired, used, produced and sold or disposed of in accordance with all applicable laws, including in the case of inventory, the Fair Labor Standards Act.

(13)   Inventory. None of the Inventory is held on consignment or subject to a sale or return or sale on approval or similar arrangement.

(14)   Equipment. All Equipment which is useful or necessary to the business of Borrower is in good repair, ordinary wear and tear excepted.

(15)   Accounts. Borrower has originated all Accounts. None of the Accounts have either been sold to another party or otherwise transferred or delivered to any party for the purpose of collecting such Account.

(16)   Contracts. All of the Contracts material to the operation of the business of Borrower are in full force and effect and Borrower has performed in all material respects its obligations under each such Contract, and to the knowledge of Borrower, the other parties to each such Contract have performed in all material respects their respective obligations under each such Contract, except that contracts acquired as part of the Purchased Assets were acquired as-is, parties to such Contracts may not have so performed and such Contracts may not be enforceable in accordance with their terms.

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Section 9. Covenants. Borrower agrees:

(1)     Reporting Requirements. Borrower will as soon as reasonably practicable notify Lender if (a) any claim, including any attachment, levy, execution or other legal process, is made against any or all of the Collateral, (b) there is any material loss or damage to, or material decline in the value of, or material change in the nature of, any of the Collateral or (c) there is a redemption or exchange of any or all of the Collateral other than the collection of Accounts or the sale of Inventory in the ordinary course of business. Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as Lender may reasonably request, all in reasonable detail.

(2)     Records. Borrower will keep and maintain at its expense complete and accurate in all material respects records related to the Collateral, including records of all payments made, all credits granted, and all other documentation related to the Collateral.

(3)     Inspection. Upon reasonable notice to Borrower and during normal business hours, Borrower will allow Lender or his respective designees to visit its offices and each location under its control where any Collateral is located to inspect its books and records, make copies thereof, and inspect the Collateral. Such inspections will be made on a periodic basis or at any time there is an outstanding Event of Default.

(4)     Restrictions on Collateral. Borrower will not enter into any agreement or undertaking that restricts or limits the right or ability of Borrower or Lender to sell, assign, or transfer any of the Collateral.

(5)     Defense of Collateral. Borrower will defend the Collateral against all claims and demands of all parties, other than Lender.

(6)     No Security Interest or Claims. Borrower will not create, permit or suffer to exist, any security interest on any of the Collateral other than the security interest under this Security Agreement. Borrower will discharge or cause to be discharged all security interests and claims on any or all of the Collateral, except for the security interest under this Security Agreement. Borrower will pay when due all property and other taxes, assessments and governmental charges or levies imposed upon and all claims (including claims for labor, materials and supplies) against the Collateral.

(7)     Transfer and Other Security Interests. Borrower shall not sell, assign (by operation of law or otherwise), transfer or otherwise dispose of any of the Collateral except for sales, assignments and transfers of Collateral in the ordinary course of business.

(8)     Compliance with Law. Borrower will comply in all material respects with all laws applicable to any or all of the Collateral, except to the extent the failure to comply will not have a material adverse effect on the rights of Lender under this Security Agreement, the priority of the security interest of Lender in the Collateral or the value of the Collateral.

(9)     Insurance. Borrower shall, at its own expense, maintain insurance with respect to all the Equipment, Inventory and other Collateral in such amounts, against such risks, in such form and with such insurers as are usually carried by companies engaged in the same or similar business as Borrower and such other insurance as reasonably required by Lender. Each policy for liability insurance shall (a) designate Lender as an additional insured and (b) provide for all losses to be paid on behalf of Lender and Borrower as their respective interests may appear. Reimbursement under any liability insurance maintained by Borrower may be paid directly to the party who shall have incurred liability covered by such insurance.

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In addition, each such policy shall (a) name Lender as an additional insured party under such policy, and (b) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect to such policy and (c) provide that at least thirty (30) days prior written notice of cancellation of or lapse shall be given to Lender by the insurer.

If requested by Lender, Borrower shall deliver to Lender (a) original or duplicate policies of such insurance policies, (b) a report of a reputable insurance broker with respect to such insurance, and (c) duly executed instruments of assignment of such insurance policies to perfect Lender's security interest in such policy, including without limitation, acknowledgments of such assignments from the respective insurers.

In case of any loss involving damage to Equipment, Inventory or any other Collateral, after an Event of Default and during the continuation thereof, Lender will determine whether such insurance proceeds shall be used (a) to make or cause to be made the necessary repairs to or replacements of such assets or rights, or (b) to pay the Secured Obligations, and if there are any contingent Secured Obligations, to provide cash collateral to cover such Secured Obligations.

(10)     Equipment. Borrower shall cause the Equipment necessary for the conduct of its business to be maintained and preserved in good working order, repair and condition, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of its Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are reasonably necessary or desirable to so maintain and preserve such Equipment.

(11)     Inventory. In accordance with reasonable business practice, Borrower will maintain all Inventory in good saleable or useable condition, Borrower will (a) not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in any Inventory other than sales of Inventory in the ordinary course of business, and (b) not use or permit any of the Inventory to be used for any unlawful purpose or in violation of any law, or for hire.

(12)     Accounts. Except as otherwise provided in this Security Agreement, Borrower shall continue to collect, at its own expense, all amounts due or to become due to Borrower under the Accounts. In connection with such collections, Borrower may take (and after the occurrence and during the continuation of an Event of Default, at Lender's reasonable discretion, shall take) such action, as Borrower or Lender may reasonably deem necessary or advisable to enforce collection of the Accounts.

(13)     Contracts. Borrower will perform in all material respects all of its duties and obligations under each contract material to the operation of its business. It will use reasonable commercial efforts to require that all other parties to each such contract perform all of their respective duties and obligations.

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Section 10. Rights and Remedies. If Borrower fails to perform any agreement contained in this Security Agreement, Lender may himself perform, or cause performance of, such agreement. Upon and during the continuation of an Event of Default, Lender may exercise in respect of any or all of the Collateral one or more of the following rights, remedies and powers and Borrower agrees that each of the following rights, remedies and powers is commercially reasonable:

(1)     General Remedies. Lender may exercise in respect of any or all of the Collateral all rights, remedies and powers provided for in this Security Agreement, by law, in equity or otherwise available to him, including all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral)

(2)     Right to Accelerate Obligations Owed to Borrower. To the extent that any obligation to make payment on any Collateral is not then due or a demand for payment has not been made and Borrower has the right, in accordance with the term of such Collateral, to require or make a demand for payment on such Collateral, Lender has the right to require and to make a demand for payment on such Collateral.

(3)     Accounts, Contracts, and Other Collateral. Lender, has the right to notify the account debtors or obligors under any Accounts, Contracts, and other Collateral of the security interest of Lender in such Account, Contract, or other Collateral and to direct such account debtors or obligors to make payment of all amounts due or to become due to Borrower thereunder directly to Lender or to an account designated by Lender for collection of any such Accounts, Contracts, and other Collateral, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Borrower might have done. After receipt by Borrower of such notice from Lender, (a) all amounts and proceeds (including wire transfers, checks and other instruments) received by Borrower in respect of any Accounts, Contracts, or other Collateral shall be received in trust for the benefit of Lender under this Security Agreement, shall be segregated from other funds of Borrower and shall be forthwith deposited to such account or paid over or delivered to Lender in the same form as so received (with any necessary endorsement or assignment) to be held as Collateral, or be applied as provided by this Section, as determined by Lender, and (b) Borrower shall not adjust, settle or compromise the ainount or payment of any such Account (except in the ordinary course of business), Contract, or other Collateral or release wholly or partly any account debtor or obligor thereof, or allow any discount thereon, other than any discount allowed for prompt payment.

(4)     Assembly of Collateral. Lender may require Borrower to, and Borrower hereby agrees that it will at its expense and upon the request of Lender as soon as reasonably practicable, assemble all or any part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both Lender and Borrower.

(5)     Entering Premises. Lender or his designated agents may enter, with or without judicial process, upon any premises of Borrower and take possession of all or any part of the Collateral, and remove such Collateral to a location specified by Lender.

(6)     Use of Premises. Lender shall have the right to enter and remain upon each and every location of Borrower without cost or charge to Lender, and use the same together with inaterials, supplies, books and records of Borrower for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.

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(7)     Sale or Other Disposition of Collateral. Lender, may, without notice, except as specified below, sell, lease, license or otherwise dispose of and grant options to purchase, lease, license or otherwise acquire, any or all of the Collateral in one or more parcels at public or private sale or other disposition, for cash, on credit, for future delivery or otherwise and upon such other terms, including price, as Lendor may deem commercially reasonable.

(8)     Notice of Sale or Other Disposition of Collateral. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Borrower of the time and place of any public or private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of any or all of the Collateral after any notice of sale has been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and the place to which it was so adjourned.

(9)     Commercially Reasonable Sale. Borrower agrees that it is not commercially unreasonable for Lender (a) to fail to incur expenses reasonably deemed significant by Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into fmished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by law. to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including disclaimers of warranties of title, possession, quiet enjoyment and the like, (k) to purchase insurance or credit enhancements to insure Lender against risk of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (1) to the extent deemed appropriate by Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Borrower agrees that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Lender under the UCC of the State or any other relevant jurisdiction in the exercise by Lender of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Borrower or to impose any duties on Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section.

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(10)     Proceeds. If any of the Collateral is sold by Lender upon credit or for future delivery, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may resell such Collateral. In no event shall Borrower be credited with any part of the proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by Lender. To the extent any of the Secured Obligations are contingent, cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for such contingent Secured Obligations. Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be applied, first, to pay all reasonable, out-of-pocket costs and expenses incurred by Lender in connection with or incident to the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any and all of the Collateral, second, to pay all reasonable attorney's fees and legal expenses incurred by Lender in connection with or incident to the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any and all of the Collateral, third, to pay all matured and unpaid Secured Obligations, in whole or in part by Lender against, all or any part of the Secured Obligations in such order as Lender shall elect, fourth, if and to the extent any of the Secured Obligations are unmatured or contingent, to provide cash collateral for all such Secured Obligations, and fifth, in accordance with applicable law. If the proceeds of the sale of the Collateral are insufficient to pay all of the Secured Obligations, Borrower agrees to pay upon demand any deficiency to Lender. Any remaining proceeds shall be paid to Borrower.

Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of his rights or remedies under this Security Agreement. A waiver by Lender of any right or remedy under this Security Agreement on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which Lender would have had on any future occasion nor shall Lender be liable for exercising or failing to exercise any such right or remedy.

Section 11. Appointment of Lender's Attorney-in-Fact. Borrower hereby irrevocably appoints Lender attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise (1) to take any and all action and exercise all rights and remedies granted to Lender under this Security Agreement, and (2) to execute any instrument which Lender may reasonably deem necessary or advisable to accomplish the purpose of this Security Agreement.

Borrower hereby ratifies and approves all acts of Lender as its attorney in-fact in accordance with this Section, and Lender, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, other than those which result from Lender's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

Section 12. Borrower Remains Liable. In all events, including the exercise by Lender of any of the rights under this Security Agreement, Borrower remains liable to perform all of its duties and obligations under the contracts and agreements included in the Collateral to which it is a party to the same extent as if this Security Agreement had not been executed. Lender shall not have any obligation or liability under any such contracts and agreements by reason of this Security Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower under, or to take any action to collect or enforce any claim or rights under, any such contract or agreement.

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The powers conferred on Lender under this Security Agreement are solely to protect his interest in the Collateral and shall not impose any duty upon him to exercise any such powers. Except for the safe custody of any Collateral in his possession and the accounting for moneys actually received by him under this Security Agreement and as required by the UCC or other applicable law, Lender shall not have any duty as to any such Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any such Collateral.

Section 13. Indemnity and Expenses. Borrower agrees to indemnify Lender and each of his respective employees, agents and affiliates from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement or the transactions contemplated by this Security Agreement (including, without limitation, enforcement of this Security Agreement), except to the extent any such claims, losses or liabilities result from the gross negligence or willful misconduct of the person to be indemnified.

Borrower will upon demand pay to Lender the amount of any and all reasonable, out-of-pocket expenses, including the reasonable fees and out of pocket disbursements of his counsel and of any experts and agents, which Lender may reasonably incur in connection with (1) the preparation of any revised or amended Loan Documents (up to a maximum amount of $10,000), (2) any amendment to this Security Agreement, (3) the administration of this Security Agreement, (4) filing or recording fees incurred with respect to or in connection with this Security Agreement, (5) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (6) the exercise or enforcement of any of the rights of Lender under this Security Agreement, or (7) the failure by Borrower to perform or observe any of the provisions of this Security Agreement.

Section 14. Amendments. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Borrower from this Security Agreement shall in any event be effective unless the same shall be in writing and signed by Lender and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 15. Addresses for Notices. All notices and other communications provided for under this Security Agreement shall be in writing and mailed or delivered by messenger or overnight delivery service, addressed to the party at that party's address set forth above or as to any such party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed by registered or certified mail, be effective five (5) Business Days after the mailing thereof, or when delivered by messenger or overnight delivery service, be effective one (1) Business Day after being delivered to the messenger or overnight delivery service, respectively, addressed as specified above. A copy of all notices sent to the Lender shall in a like manner be sent to: : Law Offices of M. Scott Vayer, 45 Rockefeller Plaza, Sutie 2000, New York, NY 10111, Attention: M. Scott Vayer.

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Section 16. Continuing Security Interest, Transfer of Secured Obligations. This Security Agreement shall create a continuing security interest in all of the Collateral until such time as the Secured Obligations are irrevocably paid to Lender in full. This Security Agreement shall be binding upon Borrower and inure to Lender and his respective successors, transferees and permitted assigns to which the Note is assigned or transferred. Borrower may not transfer or assign its obligations under this Security Agreement. Lender may assign or otherwise transfer all or a portion of his rights or obligations with respect to the Secured Obligations to any other party, and such other party shall then become vested with all the benefits in respect of such transferred Secured Obligations and the security interest granted to Lender pursuant to this Security Agreement or otherwise. Borrower agrees that Lender can provide information regarding Borrower to any prospective or actual successor, transferee, or assign subject to such successor, transferee or assignee providing a confidentiality undertaking reasonably acceptable to Lender, such successor, transferee or assignee and Borrower.

Section 17. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any federal or state court sitting in New York County in the State of New York over any action or proceeding arising out of or related to this Security Agreement and agrees with Lender that personal jurisdiction over Borrower rests with such courts for purposes of any action on or related to this Security Agreement. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. Borrower further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. Borrower agrees that any action on or proceeding brought against Lender shall only be brought in such courts.

Section 18. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of law, except to the extent that the validity or perfection of the security interest under this Security Agreement, or remedies under this Security Agreement, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

Section 19. Miscellaneous. This Security Agreement is in addition to and not in limitation of any other rights and remedies Lender may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Borrower or by law or otherwise including the Loan Documents. If any provision of this Security Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions of this Security Agreement. If and to the extent that applicable law confers any rights in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform to such law. The headings in this Security Agreement are for convenience of reference only, and shall not affect the interpretation or construction of this Security Agreement.

Section 20. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

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IN WITNESS WHEREOF, Borrower has duly executed and delivered this Security Agreement as of the date of this Security Agreement.

Borrower:

Select-TV USA Holdings, Inc.

By: _______________________

Name:

Title:

Attachments:

Schedule I-SA (copy of Schedule I to the Bill of Sale)

Notarized acknowledgement of Borrower.

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STATE OF NEVADA	)
	)	ss:
COUNTY OF CLARK	)

On the 4th day of March, 2015, before me personally came Brooks Pickering to me known, who being by me duly sworn, did depose and say that he resides at 2198 County Cove Ct., Las Vegas, Nevada 89135; that he is the Chief Executive Officer of SELECT-TV (USA) HOLDINGS, INC. the Nevada Corporation described in and which executed the foregoing instruments (Promissory Note and Security Agreement); that he knows the seal of said Corporation; that the seal affixed to said instruments is such seal and was affixed thereto by order of the board of directors; and that he signed his name thereto by like order.

My commission expires: 10/5/2018

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